Exhibit 10.7

[Execution Copy]

LLOYDS BANKING GROUP plc

and

THE BANK OF NEW YORK MELLON

As Depositary

and

OWNERS AND BENEFICIAL OWNERS OF

REGULATION S AMERICAN DEPOSITARY SHARES

Amended and Restated Regulation S Deposit Agreement

(Preference shares - series)

Dated as of February 18, 2020

AMENDED AND RESTATED REGULATION S DEPOSIT AGREEMENT

AMENDED AND RESTATED REGULATION S DEPOSIT AGREEMENT dated as of February 18, 2020 among LLOYDS BANKING GROUP plc, incorporated under the laws of Scotland (herein called the Company), THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), a New York banking corporation (herein called the Depositary), and all Owners and Beneficial Owners from time to time of Regulation S American Depositary Receipts issued hereunder.

W I T N E S S E T H :

WHEREAS, HBOS plc and the Depositary entered into a Regulation S deposit agreement dated as of September 29, 2005 (the “Prior Deposit Agreement”) for the purposes stated in that agreement; and

WHEREAS, the Company assumed the Prior Deposit Agreement as successor by merger to HBOS plc; and

WHEREAS, the Company and the Depositary now wish to amend the Prior Deposit Agreement to (i) provide that Regulation S American Depositary Shares may be uncertificated securities or may be certificated securities evidenced by Regulation S American Depositary Receipts (ii) change the provisions relating to voting of Deposited Securities (as hereinafter defined) and (iii) to update the Prior Deposit Agreement in various other respects; and

WHEREAS, the Company desires to provide, as hereinafter set forth in this Amended and Restated Regulation S Deposit Agreement, for the deposit of Preference Shares (as hereinafter defined) of one or more Series (as hereinafter defined) of the Company from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Amended and Restated Regulation S Deposit Agreement, for the creation of Regulation S American Depositary Shares of one or more corresponding series representing the Preference Shares so deposited and for the execution and delivery of Regulation S American Depositary Receipts evidencing the Regulation S American Depositary Shares; and

WHEREAS, the Regulation S American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Amended and Restated Regulation S Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and among the parties hereto that the Prior Deposit Agreement is hereby amended and restated as follows:

ARTICLE 1. DEFINITIONS

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Amended and Restated Regulation S Deposit Agreement:

SECTION 1.01 American Depositary Shares.

The term “American Depositary Shares” shall mean Regulation S American Depositary Shares, the securities representing the interests in the Deposited Securities and evidenced by the Receipts issued hereunder. Each American Depositary Share shall represent the number of Preference Shares specified in Exhibit A to this Deposit Agreement, until there shall occur a distribution upon Deposited Securities covered by Section 4.03 or a change in Deposited Securities covered by Section 4.08 with respect to which additional Receipts are not executed and delivered, and thereafter American Depositary Shares shall represent the amount of Preference Shares or other Deposited Securities specified in such Sections.

SECTION 1.02 Beneficial Owner.

The term “Beneficial Owner” shall mean each person owning from time to time any beneficial interest in the American Depositary Shares evidenced by any Receipt.

SECTION 1.03 Commission.

The term “Commission” shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

SECTION 1.04 Company.

The term “Company” shall mean Lloyds Banking Group plc, incorporated in Scotland under the Companies Act 1985, and its successors.

SECTION 1.05 Consultation.

The term “Consultation” shall mean the good faith attempt by the Depositary to discuss, if practicable, the relevant issue in a timely manner with a person employed by the Company reasonably believed by the Depositary to be empowered by the Company to engage in such discussion on behalf of the Company.

SECTION 1.06 Custodian.

The term “Custodian” shall mean The Bank of New York Mellon, acting through an office located in the United Kingdom, as custodian for the Depositary for the purposes of this Deposit Agreement, or any other firm or corporation which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.05, as substitute or additional custodian hereunder, as the context shall require and shall also mean all of them collectively.

SECTION 1.07 Deliver; Surrender.

(a)       The term “deliver,” or its noun form, when used with respect to Shares, shall mean (i) one or more book-entry transfers to an account or accounts maintained with a depository institution authorized under applicable law to effect book-entry transfers of such securities or (ii) the physical transfer of certificates representing Shares.

(b)       The term “deliver,” or its noun form, when used with respect to Receipts, shall mean (i) one or more book-entry transfers of American Depositary Shares to an account or accounts at DTC designated by the person entitled to such delivery or (ii) if book-entry settlement is no longer available for American Depository Shares in the circumstances specified in Section 2.01(c), delivery at the Corporate Trust Office of the Depositary of one or more Receipts.

(c)       The term “surrender,” when used with respect to Receipts, shall mean (i) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary or (ii) surrender to the Depositary at its Corporate Trust Office of one or more Receipts.

SECTION 1.08 Deposit Agreement.

The term “Deposit Agreement” shall mean this Regulation S Deposit Agreement, as the same may be amended from time to time in accordance with the provisions of this Deposit Agreement.

SECTION 1.09 Depositary: Corporate Trust Office.

The term “Depositary” shall mean The Bank of New York Mellon, a New York banking corporation, and any successor as depositary hereunder. The term “Corporate Trust Office”, when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Agreement is 240 Greenwich Street, New York, New York 10286.

SECTION 1.10 Deposited Securities.

The term “Deposited Securities” as of any time shall mean Shares at such time deposited or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held hereunder, subject as to cash to the provisions of Section 4.05.

SECTION 1.11 Dollars.

The term “Dollars” shall mean United States dollars.

SECTION 1.12 DTC.

The term DTC shall mean The Depository Trust Company, or its successor.

SECTION 1.13 Effective Time.

The term “Effective Time” shall have the meaning set forth in Section 2.02.

SECTION 1.14 Foreign Registrar.

The term “Foreign Registrar” shall mean the entity that presently carries out the duties of registrar for the Shares or any successor as registrar for the Shares and any other appointed agent of the Company for the transfer and registration of Shares.

SECTION 1.15 Owner.

The term “Owner” shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

SECTION 1.16 Preference Shares.

The term “Preference Shares” shall mean non-cumulative dollar preference shares of one or more Series of the Company that are validly issued and outstanding and fully paid, nonassessable and that were not issued in violation of any preemptive or similar rights of the holders of outstanding Preference or interim certificates representing such Preference Shares; provided, however, that, if there shall occur any change in par value, a split-up or consolidation or any other reclassification or, upon the occurrence of an event described in Section 4.08, an exchange or conversion in respect of the Preference Shares of the Company, the term “Preference Shares” shall thereafter also mean the successor securities resulting from such change in nominal value, split-up or consolidation or such other reclassification or such exchange or conversion.

SECTION 1.17 Receipts.

The term “Receipts” shall mean the Regulation S American Depositary Receipts issued hereunder evidencing American Depositary Shares.

SECTION 1.18 Registrar.

The term “Registrar” shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed to register Receipts and transfers of Receipts as herein provided.

SECTION 1.19 Regulation S.

The term “Regulation S” shall mean Rules 901 through 905, inclusive, under the Securities Act, as such Rules may from time to time be amended.

SECTION 1.20 Restricted Period.

The term “Restricted Period” shall mean the 40-day period after the later of the commencement of the offering of American Depositary Shares and Shares and the related closing.

SECTION 1.21 Restricted Securities.

The term “Restricted Securities” shall mean Shares, or Receipts representing Shares, that are acquired directly or indirectly from the Company or any affiliate (as defined in Rule 144 under the Securities Act) of the Company in a transaction or chain of transactions not involving any public offering, or that are held by an officer, director (or person performing similar functions) or other affiliate of the Company, or that would require registration under the Securities Act in connection with the public offer and sale thereof in the United States, or that are subject to other restrictions on sale or deposit under the laws of the United States or Scotland, or under a shareholder agreement or the articles of incorporation of the Company.

SECTION 1.22 Rule 144A.

The term “Rule 144A” shall mean Rule 144A under the Securities Act.

SECTION 1.23 Rule 144A Deposit Agreement.

The term “Rule 144A Deposit Agreement” shall mean the Amended and Restated Rule 144A Deposit Agreement dated as of February 18, 2020 among the Company, the Depositary and the owners and beneficial owners of Rule 144A American Depositary Receipts issued thereunder, as the same may be amended from time to time.

SECTION 1.24 Rule 144A ADSs; Rule 144A; ADRs.

The term “Rule 144A GDSs” shall mean the Rule 144A American Depositary Shares issued pursuant to the Rule 144A Deposit Agreement. The term “Rule 144A ADRs” shall mean the Rule 144A American Depositary Receipts evidencing the Rule 144A ADSs.

SECTION 1.25 Securities Act.

The term “Securities Act” shall mean the United States Securities Act of 1933, as amended.

SECTION 1.26 Securities Exchange Act.

The term “Securities Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

ARTICLE 2. FORM OF RECEIPTS, BOOK-ENTRY SYSTEM, DEPOSIT OF PREFERENCE SHARES; EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

SECTION 2.01 Form and Transferability of Receipts.

(a)       Definitive Receipts shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided. No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual signature of a duly authorized officer of the Registrar. The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered. Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Receipts by the Registrar or did not hold such office on the date of issuance of such Receipts.

Each Receipt shall bear the following legend:

THE REGULATION S AMERICAN DEPOSITARY SHARES EVIDENCED HEREBY AND THE PREFERENCE SHARES REPRESENTED THEREBY (THE “PREFERENCE SHARES”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES, AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (DEFINED AS 40 DAYS AFTER THE LATER OF (I) THE COMMENCEMENT OF THE OFFERING OF REGULATION S AMERICAN DEPOSITARY SHARES AND PREFERENCE SHARES AND (II) THE RELATED CLOSING) EXCEPT (1) IN AN

OFFSHORE TRANSACTION PURSUANT TO AND IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATIONS UNDER THE SECURITIES ACT OR (2) TO A PERSON WHOM THE SELLER AND ANY PERSON ACTING ON ITS BEHALF REASONABLY BELIEVE IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS; PROVIDED, THAT IN CONNECTION WITH ANY TRANSFER UNDER (2) ABOVE, THE TRANSFEROR SHALL, PRIOR TO THE SETTLEMENT OF SUCH SALE, WITHDRAW THE PREFERENCE SHARES IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AMENDED AND RESTATED REGULATION S DEPOSIT AGREEMENT AND INSTRUCT THAT SUCH PREFERENCE SHARES BE DELIVERED TO THE CUSTODIAN UNDER THE RULE 144A DEPOSIT AGREEMENT FOR ISSUANCE IN ACCORDANCE WITH THE TERMS AND CONDITIONS THEREOF, OF RULE 144A AMERICAN DEPOSITARY SHARES TO OR FOR THE ACCOUNT OF SUCH QUALIFIED INSTITUTIONAL BUYER.

UPON THE EXPIRATION OF THE RESTRICTED PERIOD, THE REGULATION S AMERICAN DEPOSITARY SHARES EVIDENCED HEREBY AND THE DEPOSITED SECURITIES REPRESENTED THEREBY SHALL NO LONGER BE SUBJECT TO THE RESTRICTIONS ON TRANSFER PROVIDED IN THIS LEGEND IF, AT THE TIME OF SUCH EXPIRATION, THE OFFER AND SALE OF THE REGULATION S AMERICAN DEPOSITARY SHARES EVIDENCED HEREBY AND THE DEPOSITED SECURITIES REPRESENTED THEREBY BY THE HOLDER THEREOF IN THE UNITED STATES WOULD NOT BE RESTRICTED UNDER THE SECURITIES LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES.

In addition to the foregoing, the Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement as may be required (i) by the Depositary after consultation with the Company or (ii) to comply with any applicable law or regulations or with the rules and regulations of any securities exchange upon which the American Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date or manner of issuance of the underlying Deposited Securities or otherwise.

Each Receipt shall bear a CUSIP number, if any, assigned to the series of American Depositary Shares that it evidences. That CUSIP number shall be different from any CUSIP number that is or may be assigned to any other depositary receipt facility relating to the Shares.

(b)       The Company and the Depositary expect that application will be made to DTC for acceptance of the American Depositary Shares of each series for its book-entry settlement system.

So long as the American Depositary Shares of any Series are eligible for book-entry settlement with DTC, unless otherwise required by law, all the American Depositary Shares of that Series shall be represented by a global Receipt registered in the name of a nominee of DTC (initially expected to be Cede & Co.) and no Beneficial Owner of American Depositary Shares of that Series shall receive or be entitled to receive a separate Receipt evidencing those American Depositary Shares.

For so long as a global Receipt is registered in the name of a nominee of DTC, it shall bear a legend substantially in the following form:

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Depositary or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.

In addition, the Company and the Depositary expect that applications will be made to each of Euroclear Bank S.A./N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) for acceptance of the American Depositary Shares of each Series for its book-entry settlement system.

(c)       If, at any time when American Depositary Shares of a Series are evidenced by a global Receipt, DTC (or, during the Restricted Period, Euroclear or Clearstream, Luxemburg) ceases to make its book-entry settlement system available for the American Depositary Shares of that Series, the Company shall consult with the Depositary regarding other arrangements for book-entry settlement. Only in the event that it is impracticable without undue effort or expense to continue to make the American Depositary Shares of that Series available in book-entry form as determined by the Company and the Depositary shall the Company instruct the Depositary to make separate Receipts of that Series available to the Beneficial Owners, which availability shall be subject to such additions, deletions and modifications to the form of Receipt attached hereto as Exhibit A and this Deposit Agreement, and subject to the requirements of any other documents, statements or certifications in connection therewith, as the Company and the Depositary may, from time to time, agree.

The Receipts shall be typewritten, in the case of a global Receipt, and otherwise shall be engraved, lithographed, printed, or typewritten, or in such other form as may be agreed upon by the Company and the Depositary. A global Receipt shall state that it evidences the aggregate amount of American Depositary Shares held at the time at DTC.

(d)       Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York; provided, however, that the Depositary and the Company, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

SECTION 2.02 Deposit of Preference Shares.

Subject to the terms and conditions of this Deposit Agreement, Preference Shares or evidence of rights to receive Preference Shares may be deposited by delivery thereof to the Custodian hereunder, accompanied by any appropriate instrument or instruments of transfer, or endorsement, in form satisfactory to the Custodian, together with all such certifications as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order, a Receipt or Receipts for the number of American Depositary Shares representing such deposit.

No Preference Shares shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by any governmental body in England that is then performing the function of the regulation of currency exchange. If required by the Depositary, Preference Shares presented for deposit at any time, whether or not the transfer books of the Company or the Foreign Registrar, if applicable, are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Preference Shares or to receive other property which any person in whose name the Preference Shares are or have been recorded may thereafter receive upon or in respect of such deposited Preference Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

Prior to the effectiveness of a registration statement under the Securities Act relating to the American Depositary Shares (the “Effective Time”), no Preference

Shares shall be accepted for deposit under this Deposit Agreement unless the Depositary has received a duly executed and completed certification and agreement in substantially the form appearing as Annex I to this Deposit Agreement by or on behalf of the person acquiring beneficial ownership of any American Depositary Shares to be issued in respect of that deposit.

At the request and risk and expense of any person proposing to deposit Preference Shares, and for the account of such person, the Depositary may receive certificates for Preference Shares to be deposited, together with the other instruments herein specified, for the purpose of forwarding such Preference Share certificates to the Custodian for deposit hereunder.

Upon each delivery to a Custodian of a certificate or certificates for Preference Shares to be deposited hereunder, together with the other documents above specified, such Custodian shall, as soon as transfer and recordation can be accomplished, present such certificate or certificates to the Company or the Foreign Registrar, if applicable, for transfer and recordation of the Preference Shares being deposited in the name of the Depositary or its nominee or such Custodian or its nominee.

Deposited Securities shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary or at such other place or places as the Depositary shall determine.

SECTION 2.03 Execution and Delivery of Receipts.

Upon receipt by any Custodian of any deposit pursuant to Section 2.02 hereunder (and in addition, if the transfer books of the Company or the Foreign Registrar, if applicable, are open, the Depositary may in its sole reasonable discretion require a proper acknowledgment or other evidence from the Company or the Foreign Registrar, as the case may be, that any Deposited Securities have been recorded upon the books of the Company or the Foreign Registrar, if applicable, in the name of the Depositary or its nominee or such Custodian or its nominee), together with the other documents required as above specified, such Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby. Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission. Upon receiving such notice from such Custodian, or upon the receipt of Preference Shares by the Depositary, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall, without unreasonable delay, execute and deliver at its Corporate Trust Office, to or upon the order of the person or persons entitled thereto, a Receipt or Receipts, registered in the name or names and evidencing any authorized number of American Depositary Shares requested by such person or persons, but only upon payment to the Depositary of the fees and expenses of the Depositary for the execution and delivery of such Receipt or Receipts as provided in Section 5.09, and of all taxes and governmental charges and fees and expenses payable in connection with such deposit and the transfer of the Deposited Securities.

SECTION 2.04 Registration of Transfer of Receipts; Combination and Split-up of Receipts.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers of Receipts on its transfer books from time to time, upon any surrender of a Receipt, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by the laws of the State of New York and of the United States of America. Thereupon the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

The Depositary may appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary. In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

SECTION 2.05 Surrender of Receipts and Withdrawal of Preference Shares.

Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and upon payment of the fee of the Depositary for the surrender of Receipts as provided in Section 5.09 and payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the articles of association of the Company and the terms of the Deposited Securities, the Owner of such Receipt shall be entitled to delivery, to him or upon his order, of the amount of Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipt. Delivery of such Deposited Securities may be made by the delivery of (a) certificates in the name of such Owner or as ordered by him or certificates properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him and (b) any other securities, property and cash to which such Owner is then entitled in respect of such Receipts to such

Owner or as ordered by him. Such delivery shall be made, as hereinafter provided, without unreasonable delay.

Notwithstanding the foregoing, during the Restricted Period, no Deposited Securities may be withdrawn upon surrender of a Receipt unless at or prior to the time of surrender the Depositary has received a duly executed and completed written certificate and agreement, in substantially the form attached as Annex II to this Deposit Agreement, by or on behalf of the person surrendering such Receipt who after such withdrawal will be the beneficial owner of such Deposited Securities.

A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary so requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order. Thereupon the Depositary shall, without unreasonable delay, direct the Custodian to deliver at the office of such Custodian, subject to Sections 2.06, 3.01 and 3.02 and to the other terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the Depositary.

At the request, risk and expense of any Owner so surrendering a Receipt, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash or other property (other than rights) comprising, and forward a certificate or certificates and other proper documents of title for, the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt to the Depositary for delivery at the Corporate Trust Office of the Depositary. Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

Prior to the expiration of the Restricted Period, no Owner may transfer American Depositary Shares or Preference Shares represented thereby to, or for the account of, a qualified institutional buyer as defined in Rule 144A (“QIB”) unless such Owner (i) withdraws such Preference Shares in accordance with this Section 2.05 and (ii) instructs the Depositary to deliver the Preference Shares so withdrawn to the account of the custodian under the Rule 144A Deposit Agreement for issuance thereunder of Rule 144A GDSs to or for the account of such QIB. Issuance of such Rule 144A GDSs shall be subject to the terms and conditions of the Rule 144A Deposit Agreement including with respect to the deposit of Preference Shares and the issuance of Rule 144A GDSs, including delivery of the duly executed and completed written certificate and agreement required under Section 2.02 of the Rule 144A Deposit Agreement, by or on behalf of the person who will be the beneficial owner of such Rule 144A GDRs, representing that such person is a QIB and agreeing that it will comply with the restrictions on transfer set forth in the Rule 144A Deposit Agreement and to payment of the fees, charges and taxes provided therein.

SECTION 2.06 Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, Custodian or Registrar may require payment from the depositor of Preference Shares or the presenter of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Preference Shares being deposited or withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature, may require delivery of such certifications as the Company may from time to time specify in writing to the Depositary to assure the Company of compliance with the Securities Act and the rules and regulations thereunder and may also require compliance with any regulations the Depositary may reasonably establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.06.

The delivery of Receipts against deposit of Preference Shares generally or against deposit of particular Preference Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement or provisions governing the Deposited Securities, or for any other reason. The Depositary shall notify the Company of any suspension or refusal under the preceding sentence that is other than in the ordinary course of business.

After the expiration of the Restricted Period or any other applicable restricted period in the case of a subsequent issuance of American Depositary Shares, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Preference Shares that would be required to be registered under the provisions of the Securities Act for the public offer and sale thereof in the United States, unless a registration statement is in effect as to such Preference Shares for such offer and sale.

Without limiting the foregoing, Preference Shares that the Depositary believes have been withdrawn from a restricted depositary receipt facility established or maintained by a depositary bank (including any such other facility maintained by the Depositary) may be accepted for deposit hereunder only if those Preference Shares are not “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and the Depositary may, as a condition of accepting those Preference Shares for deposit hereunder, require the person depositing those Preference Shares to provide the Depositary with a certificate to the foregoing effect.

Notwithstanding anything to the contrary in this Deposit Agreement or the Receipts, at and after the Effective Time, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended, subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Preference Shares in connection with voting at a shareholders’ meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.

SECTION 2.07 Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt. Before the Depositary shall execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, the Owner thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond and (b) satisfied any other reasonable requirements imposed by the Depositary.

SECTION 2.08 Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be canceled by the Depositary. The Depositary is authorized to destroy Receipts so canceled.

SECTION 2.09 Maintenance of Records.

The Depositary agrees to maintain or cause its agents to maintain records of all American Depositary Shares surrendered and Deposited Securities withdrawn under Section 2.05, substitute Receipts delivered under Section 2.07, and of cancelled and destroyed Receipts under Section 2.08, in keeping with procedures ordinarily followed by stock transfer agents located in the United States or as required by the laws or regulations governing the Depositary. If requested writing by the Company, the Depositary will turn such records over to the Company, if the request is received before those records are destroyed in accordance with the Depositary’s or agent’s regular practices.

SECTION 2.10 Issuance in Series.

If the Company issues Preference Shares in more than one class or series or that otherwise entitle their holders to rights that vary from the rights to which other Preference Shares entitle their holders, the following provisions shall apply, notwithstanding anything to the contrary in this Deposit Agreement:

(a)       The word “Series,” when used with respect to Preference Shares, shall mean all outstanding Preference Shares that entitle their holders to identical rights with respect to those Preference Shares, regardless of the title or any other designation that may be assigned to Preference Shares.

(b)       The Depositary shall direct the Custodian to hold Preference Shares of a Series deposited under this Deposit Agreement, and other Deposited Securities it receives in respect of those Preference Shares in a segregated account different from the account in which it holds Preference Shares of any other Series.

(c)       Preference Shares of each Series that are deposited under this Deposit Agreement shall be represented by a “Series” of American Depositary Shares separate from the American Depositary Shares representing Preference Shares of any other Series. The Depositary shall assign a designation to each Series of American Depositary Shares and shall reflect in its records the series to which each American Depositary Share belongs. Each series of American Depositary Shares shall be evidenced by a “Series” of Receipts separate from the Receipts evidencing American Depositary Shares of any other Series. Each Receipt shall be marked to indicate the designation of the Series of the American Depositary Shares evidenced by that Receipt and to identify the Series of Preference Shares those American Depositary Shares represent.

(d)       If the rights to which deposited Preference Shares of a Series entitle their holders are modified such that those rights become identical to the rights to which deposited Preference Shares of another Series entitle their holders, the Depositary shall cause the Custodian to combine the accounts in which the former separate Series of Preference Shares are held, the Series of American Depositary Shares representing those Preference Shares will automatically be combined into one Series of American Depositary Shares and the Depositary may take any action necessary or convenient to effect that combination. At any time after that combination, the Owners of Receipts affected by that combination will be entitled to surrender their Receipts to the Depositary and receive Receipts reflecting the designation of the American Depositary Shares owned by them as a result of that combination.

(e)       Owners and Beneficial Owners of American Depositary Shares of a Series shall be entitled to rights under this Deposit Agreement only with respect to deposited Preference Shares of the corresponding Series and other Deposited Securities received in respect of deposited Preference Shares of that Series.

SECTION 2.11 Uncertificated American Depositary Shares; Direct Registration System.

Notwithstanding anything to the contrary in this Deposit Agreement:

(a)       American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities. The form of Receipt annexed as Exhibit A to this Deposit Agreement summarizes the terms and conditions of, and will be the prospectus required under the Securities Act for, both certificated and uncertificated American Depositary Shares. Except for those provisions of this Deposit Agreement that by their nature do not apply to uncertificated American Depositary Shares, all the provisions of this Deposit Agreement shall apply, mutatis mutandis, to uncertificated American Depositary Shares as well as to certificated American Depositary Shares, and to Owners and holders of uncertificated American Depositary Shares as well as to Owners and holders of Receipts.

(b) (i) The term “deliver”, or its noun form, when used with respect to Receipts, shall mean (A) book-entry transfer of American Depositary Shares to an account at The Depository Trust Company, or its successor (“DTC”), designated by the person entitled to such delivery, (B) registration of American Depositary Shares not evidenced by a Receipt on the books of the Depositary in the name requested by the person entitled to such delivery and mailing to that person of a statement confirming that registration or (C) if requested by the person entitled to such delivery, delivery at the Corporate Trust Office of the Depositary to the person entitled to such delivery of one or more Receipts evidencing American Depositary Shares registered in the name requested by that person.

      (ii)  The term “surrender”, when used with respect to Receipts, shall mean (A) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (B) delivery to the Depositary at its Corporate Trust Office of an instruction to surrender American Depositary Shares not evidenced by a Receipt or (C) surrender to the Depositary at its Corporate Trust Office of one or more Receipts evidencing American Depositary Shares.

(c)       American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of the State of New York.

(d)       The Depositary shall have a duty to register a transfer in the case of uncerificated American Depositary Shares, upon receipt from the Owner of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below). The Depositary, upon surrender of a Receipt for the purpose of exchanging it for uncertificated American Depositary Shares, shall cancel that Receipt and send the Owner a statement confirming that the Owner is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below) from the Owner of uncertificated American Depositary Shares for the purpose of exchanging them for certificated American Depositary Shares, shall execute and deliver to the Owner a Receipt evidencing the same number of certificated American Depositary Shares.

(e)       Upon satisfaction of the conditions for replacement of a Receipt that is mutilated, lost, destroyed or stolen, the Depositary shall deliver to the Owner the American Depositary Shares evidenced by that Receipt in uncertificated form unless otherwise requested by the Owner.

(f)       (i) The parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC. DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto. Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Owner of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

            (ii)  In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting a registration of transfer and delivery as described in clause (i) above has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code). For the avoidance of doubt, the provisions of Sections 5.03 and 5.08 shall apply to the matters arising from the use of the DRS. The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with this Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary.

ARTICLE 3. CERTAIN OBLIGATIONS OF OWNERS AND BENEFICIAL OWNERS OF RECEIPTS

SECTION 3.01 Filing Proofs, Certificates and Other Information.

Any person presenting Preference Shares for deposit or any Owner or Beneficial Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, legal or beneficial ownership of American Depositary Shares or other securities, compliance with all applicable laws or regulations or the terms of this Deposit Agreement or the Receipts, or such information relating to the registration on the books of the Company or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company may reasonably require by written request to the Depositary. The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made. The Depositary shall provide, as promptly as practicable, upon its written request, copies of any such proof of citizenship or residence or other information referred to above so requested, to the extent that disclosure is permitted under applicable law.

SECTION 3.02 Liability of Owner or Beneficial Owner for Taxes.

If any tax or other governmental charge shall become payable by the Custodian or the Depositary with respect to any Receipt or any Deposited Securities represented by any Receipt, such tax or other governmental charge shall be payable by the Owner or Beneficial Owner of such Receipt to the Depositary. The Depositary may refuse to effect any transfer of such Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner or Beneficial Owner thereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner or Beneficial Owner of such Receipt shall remain liable for any deficiency.

SECTION 3.03 Warranties on Deposit of Preference Shares.

Every person depositing Preference Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Preference Shares and each certificate therefor, if applicable, are validly issued, fully paid, nonassessable and were not issued in violation of any preemptive or similar rights of the holders of outstanding Preference Shares and that the person making such deposit is duly authorized so to do. Every such person shall also be deemed to represent and warrant that, except with respect to the initial deposit and any deposit permitted hereunder pursuant to Section 4.03, 4.04 or 4.08, such person is not and shall not become at any time while such person holds Receipts or any beneficial interest therein an affiliate of the Company. In addition, every person depositing Preference Shares, taking delivery of or transferring Receipts, or surrendering Receipts and withdrawing Preference Shares under this Deposit Agreement shall also be deemed thereby (a) prior to the Effective Time, to (1) have made the representations and warranties required pursuant to Section 2.02, (2) acknowledge and agree that the American Depositary Shares evidenced thereby and the Preference Shares represented thereby have not been registered under the Securities Act and, during the Restricted Period, may not be offered, sold, pledged or otherwise transferred except (i) outside the United States in accordance with Rule 903 or 904 of Regulation S or (ii) to a person whom the seller reasonably believes is a qualified institutional buyer (“QIB”) as defined in Rule 144A in a transaction meeting the requirements of Rule 144A, in each case in accordance with any applicable securities laws of any State of the United States; provided that in connection with any transfer during the Restricted Period under (ii) above, the transferor shall withdraw the Preference Shares or other Deposited Securities in accordance with the terms and conditions of the Deposit Agreement and instruct that such Preference Shares be delivered to the custodian under the Rule 144A Deposit Agreement for issuance, in accordance with the Terms and conditions thereof, of Rule 144A GDSs to or for the account of such QIB, and (3) acknowledge and agree that there can be no assurance that a registration statement under the Securities Act relating to the American Depositary Shares will be filed or, if filed, will be declared effective under the Securities Act by the Commission, and that there can be no assurance as to the timing of the filing of any such registration statement or the timing of the effectiveness thereof under the Securities Act, or (b) at or after the Effective Time, to represent and warrant that such Preference Shares are not, and American Depositary Shares representing such Preference Shares would not be, Restricted Securities. All representations, warranties, acknowledgements and agreements required by this Section 3.03 shall service the deposit of Preference Shares and delivery of Receipts.

SECTION 3.04 Disclosure of Interests.

To the extent that the provisions of or governing any Deposited Securities including, without limitation, the provisions of the Company’s Articles of Association as in effect from time to time and resolutions and regulations of the Company’s Board of Directors adopted in compliance with such Articles of Association or any applicable laws or regulations in the United Kingdom, the United States or any other country, may require the disclosure of beneficial or other ownership of Deposited Securities, other Shares and other securities of the Company and may provide for blocking transfer and voting or other rights to enforce such disclosure or limit such ownership, the Depositary shall use its reasonable efforts to comply, to the extent permitted by applicable law, with the Company’s reasonable written instructions in respect of any such disclosure, enforcement or limitation. Owners and Beneficial Owners shall comply with all such disclosure requirements and enforcement and ownership limitations and shall cooperate with the Depositary and the Depositary’s compliance with such Company instructions in respect thereof.

The Company may from time to time request Owners to provide information as to the capacity in which such Owners own or owned Receipts and regarding the identity of any other persons then or previously having a beneficial interest in such Receipts and the nature of such interest and various other matters. Each Owner agrees to provide any information requested by the Company or the Depositary pursuant to this Section 3.04. The Depositary agrees to comply with reasonable written instructions received from time to time from the Company requesting that the Depositary forward any such requests to the Owners and to forward to the Company any such responses to such requests received by the Depositary.

ARTICLE 4. THE DEPOSITED SECURITIES

SECTION 4.01 Cash Distributions.

Whenever the Depositary shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, as promptly as practicable, subject to the provisions of Section 4.05, convert such dividend or distribution into Dollars and shall distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Section 5.09) to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Company or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution an amount on account of taxes, the amount distributed to the Owner of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly. The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Owner a fraction of one cent. Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto. The Company or its agent will remit to the appropriate governmental agency in the United Kingdom all amounts withheld and owing to such agency. The Depositary will forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental agencies.

SECTION 4.02 Distributions Other Than Cash, Preference Shares or Rights.

Subject to the provisions of Sections 4.11 and 5.09, whenever the Depositary shall receive any distribution other than a distribution described in Section 4.01, 4.03 or 4.04, the Depositary shall, after Consultation with the Company, as promptly as practicable, cause the securities or property received by it to be distributed to the Owners entitled thereto, after deduction or upon payment of any fees and expenses of the Depositary or any taxes or other governmental charges, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act in order to be distributed to Owners or Beneficial Owners) the Depositary deems such distribution not to be feasible, the Depositary may, after consultation with the Company to the extent practicable, as promptly as practicable, adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.09) shall be distributed by the Depositary to the Owners entitled thereto, all in the manner and subject to the conditions described in Section 4.01. The Depositary may withhold any distribution of securities under this Section 4.02 if it has not received satisfactory assurances from the Company that the distribution does not require registration under the Securities Act. To the extent that such securities or property or the net proceeds thereof are not effectively distributed to Owners as provided in this Section 4.02, the same shall constitute Deposited Securities and each American Depositary Share shall thereafter also represent its proportionate interest in such securities, property or net proceeds.

SECTION 4.03 Distributions in Preference Shares.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Preference Shares, the Depositary, after Consultation with the Company may, and shall, if the Company shall so request in writing, distribute to the Owners of outstanding Receipts entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Preference Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Preference Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of the fees and expenses of the Depositary as provided in Section 5.09. Prior to the Effective Time, each beneficial owner of Receipts so distributed will be deemed to have acknowledged that the American Depositary Shares and the Preference Shares have not been registered under the Securities Act and to have agreed to comply with any applicable restrictions on transfer set forth on the face of those Receipts. In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall use reasonable efforts to sell the amount of Preference Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in

Section 4.01. If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Preference Shares distributed upon the Deposited Securities represented thereby.

SECTION 4.04 Rights.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Preference Shares or any rights of any other nature, the Depositary, after consultation with the Company, shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse. If at the time of the offering of any rights the Depositary reasonably determines, after consultation with the Company, that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems reasonably appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Preference Shares to be received upon the exercise of the rights, and upon payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Preference Shares, and the Company shall cause the Preference Shares so purchased to be delivered to the Depositary on behalf of such Owner. As agent for such Owner, the Depositary will cause the Preference Shares so purchased to be deposited pursuant to Section 2.02 of this Deposit Agreement, and shall, pursuant to Section 2.03 of this Deposit Agreement, execute and deliver Receipts to such Owner. In the case of a distribution pursuant to the second paragraph of this Section 4.04, such Receipts shall be legended in accordance with applicable U.S. law and shall be subject to the appropriate restrictions on sale, deposit, cancellation and transfer under such laws.

If the Depositary reasonably determines that it is not lawful and feasible to make such rights available to all or certain Owners, it may, and at the written request of the Company shall, offer to sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.09 and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise. Those proceeds shall be distributed in accordance with Section 4.01.

The Depositary will not offer rights to Owners unless the offering and sale of both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act with respect to a distribution to all Owners or are registered under the provisions of such Act; provided, that nothing in this Deposit Agreement shall create any obligation on the part of the Company to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective. If an Owner of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under the Securities Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

Neither the Depositary nor the Company shall be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

SECTION 4.05 Conversion of Foreign Currency.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants or instruments upon surrender thereof for cancellation. Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary or the Custodian shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any Government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

The Depositary may convert currency itself or through any of its affiliates and, in those cases, acts as principal for its own account and not as agent, advisor, broker or fiduciary on behalf of any other person and earns revenue, including, without limitation, transaction spreads, that it will retain for its own account. The revenue is based on, among other things, the difference between the exchange rate assigned to the currency conversion made under this Deposit Agreement and the rate that the Depositary or its affiliate receives when buying or selling foreign currency for its own account. The Depositary makes no representation that the exchange rate used or obtained in any currency conversion under this Deposit Agreement will be the most favorable rate that could be obtained at the time or that the method by which that rate will be determined will be the most favorable to Owners, subject to the Depositary’s obligations under Section 5.03. The methodology used to determine exchange rates used in currency conversions is available upon request.

SECTION 4.06 Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Preference Shares or other Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Preference Shares that are represented by each American Depositary Share, or whenever the Depositary shall find it necessary or convenient, the Depositary shall fix a record date (which shall be as near as practicable to any corresponding record date set by the Company) (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting or (iii) who shall be responsible for any fee or charges assessed by the Depositary pursuant to this Deposit Agreement, or (b) on or after which each American Depositary Share will represent the changed number of Preference Shares. Subject to the provisions of Sections 4.01 through 4.05 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively, to give voting instructions or to act in respect of any other such matter.

SECTION 4.07 Voting of Deposited Securities.

The Company shall request the Depositary in writing to act under this Section 4.07 in respect of each meeting of holders of Preference Shares at which holders of Preference Shares have a right to vote. Upon receipt of that request and a notice of that meeting, the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice, the form of which notice shall be in the sole discretion of the Depositary, which shall contain (a) such information as is contained in the notice of meeting provided by the Company, (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of Scottish law and of the Articles of Association of the Company, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares represented by their respective American Depositary Shares and (c) a statement as to the manner in which such instructions may be given. Upon the written request of an Owner on such record date, received on or before the date established by the Depositary for such purpose (the “Instruction Date”), the Depositary shall endeavor, in so far as practicable, to vote or cause to be voted the amount of Preference Shares represented by the American Depositary Shares evidenced by such Receipt in accordance with the instructions set forth in such request. The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Preference Shares other than in accordance with instructions received from Owners.

In order to give Owners a reasonable opportunity to instruct the Depositary as to the exercise of voting rights relating to Deposited Securities, if the Company requests the Depositary to act under the first sentence of this Section 4.07, the Company shall give the Depositary notice of the meeting or solicitation not less than 40 days prior to the meeting date or date for giving proxies or consents. There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the preceding paragraph sufficiently prior to the Instruction Date to ensure that the Depositary will vote the Preference Shares or other Deposited Securities in accordance with the provisions of this Section 4.07.

SECTION 4.08 Changes Affecting Deposited Securities.

In circumstances where the provisions of Section 4.03 do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence. In any such case the Depositary may execute and deliver additional Receipts as in the case of a dividend in Preference Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

SECTION 4.09 Reports.

The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company. The Depositary shall also send to the Owners copies of such reports when furnished by the Company pursuant to Section 5.06. Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Company shall be furnished in English, to the extent such materials are required to be translated into English pursuant to any regulations of the Commission.

SECTION 4.10 Lists of Owners.

Promptly upon request by the Company, the Depositary shall, at the expense of the Company, furnish to it a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

SECTION 4.11 Withholding.

In the event that the Depositary determines that any distribution in property (including Preference Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Preference Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary reasonably deems necessary and practicable to pay such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them respectively.

Services for Owners and Beneficial Owners that may permit them to obtain reduced rates of tax withholding at source or reclaim excess tax withheld, and the fees and costs associated with using services of that kind, are not provided under, and are outside the scope of, this Deposit Agreement.

SECTION 4.12 Redemption of Deposited Securities.

If the Depositary receives a notice that Deposited Securities are to be redeemed, the Depositary shall (i) call for surrender a corresponding number of American Depositary Shares, (ii) notify the Owners of those American Depositary Shares that the Deposited Securities underlying their American Depositary Shares will be surrendered for redemption and (iii) surrender Deposited Securities that have been redeemed to the issuer of those securities or its agent on the redemption date. Owners of American Depositary Shares affected by the redemption may surrender the Receipts evidencing those American Depositary Shares and receive delivery of money or other property the Depositary receives upon redemption of Deposited Securities as provided in Section 2.05.

If the Depositary receives notice that less than all the Deposited Securities are to be redeemed, the Depositary shall determine in its discretion which American Depositary Shares to call for surrender in connection with that redemption. If the Depositary calls for surrender less than all the American Depositary Shares evidenced by a Receipt in connection with a redemption of Deposited Securities, the Depositary shall, upon surrender of that Receipt, deliver to the Owner a Receipt evidencing the amount of American Depositary Shares evidenced by the surrendered Receipt that were not called for surrender.

ARTICLE 5. THE DEPOSITARY, THE CUSTODIANS AND THE COMPANY

SECTION 5.01 Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain facilities for the execution and delivery, registration,

registration of transfers and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books, at its Corporate Trust Office, for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement or the Receipts.

The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder and shall close them upon the reasonable written request of the Company. The Depositary shall notify the Company of any closure under the preceding sentence that is outside the ordinary course of business as soon as practicable.

If any Receipts or the American Depositary Shares evidenced thereby are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar or appoint a Registrar or one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges.

SECTION 5.02 Prevention or Delay in Performance by the Depositary or the Company.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or Beneficial Owner if, by reason of any provision of any present or future law or regulation of the United States or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Articles of Association of the Company, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Company shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement or Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner or Beneficial Owner of any Receipt (i) by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement, (iii) for the inability of any Owner or Beneficial Owner to benefit from any distribution, offering, right or other benefit that is made available to holders of Deposited Securities but is not, under the terms of this Deposit Agreement, made available to Owners or Beneficial Owners or (iv) for any special, consequential or punitive damages for any breach of the terms of this

Deposit Agreement. Where, by the terms of a distribution pursuant to Section 4.01, 4.02, or 4.03, or an offering or distribution pursuant to Section 4.04, or for any other reason, such distribution or offering may not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary, after Consultation with the Company, shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

SECTION 5.03 Obligations of the Depositary. the Custodian and the Company.

The Company assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Owners or Beneficial Owners, except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to any Owner or Beneficial Owner (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts on behalf of any Owner, Beneficial Owner or other person.

Neither the Depositary nor the Company shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Preference Shares for deposit, any Owner or any other person believed by it in good faith to be competent to give such advice or information. Each of the Company and the Depositary may rely and shall be protected in relying upon any written notice, request, direction or other document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.

No disclaimer of liability under the United States federal securities laws is intended by any provision of this Deposit Agreement.

SECTION 5.04 Resignation and Removal of the Depositary.

The Depositary may at any time resign as Depositary by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

The Depositary may at any time be removed by the Company by 90 days’ prior written notice of such removal, to become effective upon the later of (i) the 90th day after delivery of the notice to the Depositary or (ii) the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York. Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Company shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts. Any such successor depositary shall promptly mail notice of its appointment to the Owners.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

SECTION 5.05 The Custodians.

The Custodian shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it. The Depositary shall be responsible for the compliance by the Custodian with the applicable provisions of this Deposit Agreement, but only to the extent the Depositary would be responsible if the duties of the Custodian were duties of the Depositary under this Deposit Agreement. The Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least 30 days prior to the date on which such resignation is to become effective. If, upon such resignation there would be no Custodian acting under this Deposit Agreement, the Depositary shall, as promptly as practicable after receiving such notice, with the approval of the Company, which approval shall not be unreasonably withheld or delayed, appoint a substitute custodian, which shall thereafter be a Custodian hereunder. The Depositary shall notify the Company of the appointment of a substitute or additional custodian as soon as practicable. Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may appoint a substitute or additional custodian or custodians, each of which shall thereafter be a Custodian hereunder. Upon demand of the Depositary, any Custodian shall deliver such of the Deposited Securities held by it as are requested of it to any other Custodian. Each substitute or additional custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary.

Upon the appointment of any successor depositary hereunder, the Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of each Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of any Custodian, execute and deliver to that Custodian all such instruments as may be proper to give to that Custodian full and complete power and authority as agent hereunder of such successor depositary.

SECTION 5.06 Notices and Reports.

On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Preference Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights, the Company agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in English but otherwise in the form given or to be given to holders of Preference Shares or other Deposited Securities.

The Company will arrange for the translation into English, if not already in English, to the extent required pursuant to any regulations of the Commission, and the prompt transmittal by the Company to the Depositary and the Custodian of such notices and any other reports and communications which are made generally available by the Company to holders of its Preference Shares. If requested in writing by the Company, the Depositary will arrange for the mailing, at the Company’s expense, of copies of such notices, reports and communications to all Owners. The Company will timely provide the Depositary with the quantity of such notices, reports, and communications, as requested by the Depositary from time to time, in order for the Depositary to effect such mailings.

The Company will deliver to the Depositary and the Custodian a copy (in English or with an English translation) of all provisions of or governing the Preference Shares and any other Deposited Securities. Promptly upon any change in such provisions, the Company shall deliver promptly to the Depositary and the Custodian a copy (in English or with an English translation) of such provisions as so changed. The Depositary and its agents may rely on the copy of such provisions as so delivered for all purposes of this Deposit Agreement.

SECTION 5.07 Distribution of Additional Shares, Rights, etc.

If the Company or any affiliate of the Company determines to make any issuance or distribution of (1) additional Preference Shares, (2) rights to subscribe for Preference Shares, (3) securities convertible into Preference Shares, or (4) rights to subscribe for such securities (each a “Distribution”), the Company shall notify the Depositary in writing in English as promptly as practicable and in any event before the Distribution starts and, if requested in writing by the Depositary, the Company shall promptly furnish to the Depositary a written opinion from U.S. counsel for the Company that is reasonably satisfactory to the Depositary, stating whether or not the Distribution requires, or, if made in the United States, would require, registration under the Securities Act. If, in the opinion of that counsel, the Distribution requires, or, if made in the United States, would require, registration under the Securities Act, that counsel shall furnish to the Depositary a written opinion as to whether or not there is a registration statement under the Securities Act in effect that will cover that Distribution. The Company shall be under no obligation to file a registration statement with respect to any Distribution.

The Company agrees with the Depositary that neither the Company nor any company controlled by, controlling or under common control with the Company will at any time deposit any Preference Shares, either originally issued or previously issued and reacquired by the Company or any such affiliate, unless a Registration Statement is in effect as to such Preference Shares under the Securities Act.

SECTION 5.08 Indemnification.

The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable and documented fees and expenses of counsel) which may arise out of or in connection with (a) any registration with the Commission of American Depositary Shares or Deposited Securities or the offer or sale of those securities in the United States or (b) acts performed or omitted, pursuant to the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Company or any of its directors, employees, agents and affiliates.

The Depositary agrees to indemnify the Company, its directors, employees, agents and affiliates and hold them harmless from any liability or expense which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

The obligations set forth in this Section 5.08 shall survive the termination of this Deposit Agreement and the succession or substitution of any indemnified person.

If a claim is asserted or an action is commenced against a person that is entitled to seek and intends to seek indemnification for that claim or action under this Section 5.08 (an “Indemnifiable Claim”), that person (an “Indemnified Person”) shall (i) promptly notify in writing the person obligated to provide that indemnification (the “Indemnifying Person”) of that assertion or commencement and (ii) consult in good faith with the Indemnifying Person as to the conduct of the defense of that Indemnifiable Claim. Neither the Indemnified Person nor the Indemnifying Person shall compromise or settle an Indemnifiable Claim without the consent in writing of the other (which consent shall not be unreasonably withheld).

SECTION 5.09 Charges of Depositary.

The Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time. The Depositary shall present its statement for such charges and expenses to the Company once every three months. The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Preference Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03) or by Owners, as applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Preference Shares generally on the share register of the Company or Foreign Registrar and applicable to transfers of Preference Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.03, 4.03 or 4.04 and the surrender of Receipts pursuant to Section 2.05 or 6.02, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to this Deposit Agreement, including, but not limited to Sections 4.01 through 4.04, (7) a fee for the distribution of securities pursuant to Section 4.02, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Preference Shares) but which securities are instead distributed by the Depositary to Owners, (8) a fee of $.02 or less per American Depositary Share (or portion thereof) for depositary services, which will accrue on the last day of each calendar year and will be payable as provided in clause 9 below; provided, however, that no fee will be assessed under this clause 8 to the extent that a fee of $.02 was charged pursuant to clause 6 above during that calendar year and (9) any other charges payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Preference Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 and shall be collected at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary may own and deal in any class of securities of the Company and its affiliates and in Receipts.

SECTION 5.10 Retention of Depositary Documents.

The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Company reasonably requests in writing that such papers be retained for a longer period and that request is received prior to that destruction.

SECTION 5.11 Exclusivity.

The Company agrees not to appoint any other depositary for issuance of American or global depositary receipts so long as The Bank of New York Mellon is acting as Depositary hereunder.

SECTION 5.12 List of Restricted Owners.

The Company shall provide to the Depositary a list setting forth, to the actual knowledge of the Company, those persons or other entities that beneficially own Restricted Securities as of the date of this Deposit Agreement, and the Company shall update that list on a regular basis. The Company agrees to advise in writing each of the persons or other entities so listed that Restricted Securities, so long as they remain Restricted Securities, are ineligible for deposit under this Deposit Agreement. The Depositary may rely on such a list or update but shall not be liable for any action or omission made in reliance thereon.

SECTION 5.13 Available Information.

If, at any time prior to the expiration of the Restricted Period, the Company is neither a reporting company under Section 13 or 15(d) of the Securities Exchange Act nor exempt from the reporting requirements of the Securities Exchange Act by reason of Rule 12g3-2(b) thereunder, the Company will provide, at its expense, to any Owner or Beneficial Owner or any holder of Preference Shares, and to any prospective purchaser of American Depositary Shares or Preference Shares designated by such person, upon request of such Owner, Beneficial Owner, holder or prospective purchaser, the information required by Rule 144A(d)(4)(i) and otherwise comply with Rule 144A(d)(4). If at any time the Company is neither subject to Section 13 or 15(d) of the Securities Exchange Act nor exempt pursuant to Rule 12g3-2(b) under the Securities Exchange Act (as determined by the Office of International Corporate Finance of the Commission), the Company shall immediately so notify the Depositary, and the Depositary may so notify the Owners in writing at the Company’s expense.

The Company hereby authorizes the Depositary to deliver such information as is furnished by the Company to the Depositary during any period in which the Company informs the Depositary it is subject to the information delivery requirements of Rule 144A(d)(4) to any such Owner, Beneficial Owner, holder of Preference Shares or prospective purchaser at the request of such person. The Company agrees to reimburse the Depositary for its reasonable expenses in connection with such deliveries and to provide the Depositary with such information in such quantities as the Depositary may from time to time reasonably request.

SECTION 5.14 Information for Regulatory Compliance.

Each of the Company and the Depositary shall provide to the other, as promptly as practicable, information from its records or otherwise available to it that is reasonably requested by the other to permit the other to comply with applicable law or requirements of governmental, tax or regulatory authorities.

ARTICLE 6. AMENDMENT AND TERMINATION

SECTION 6.01 Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Owners or Beneficial Owners in any respect which they may deem necessary or desirable. Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding Receipts until the expiration of 30 days after notice of such amendment shall have been given to the Owners of outstanding

Receipts. Every Owner and Beneficial Owner, at the time any amendment so becomes effective, shall be deemed, by continuing to hold such Receipt or any interest therein, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

SECTION 6.02 Termination.

The Depositary shall, at any time at the direction of the Company, terminate this Deposit Agreement by mailing notice of termination to the Owners of all Receipts then outstanding at least 90 days prior to the date fixed in such notice for such termination. The Depositary may likewise terminate this Deposit Agreement by mailing notice of termination to the Company and the Owners of all Receipts then outstanding if at least 60 days have passed since the Depositary delivered to the Company a written notice of its election to resign and a successor depositary has not been appointed and accepted its appointment as provided in Section 5.04. On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt. If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges). At any time after the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges) and except for its obligations to the Company, its directors, employees, agents and affiliates under Section 5.08. Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09.

ARTICLE 7. MISCELLANEOUS

SECTION 7.01 Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument. Copies of this Deposit Agreement shall be filed with the Depositary and the Custodians and shall be open to inspection by any Owner or Beneficial Owner during business hours.

SECTION 7.02 No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

SECTION 7.03 Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

SECTION 7.04 Owners and Beneficial Owners as Parties; Binding Effect.

The Owners and Beneficial Owners of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof or any interest therein.

SECTION 7.05 Notices.

Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to Lloyds Banking Group plc, 71 Lombard Street, London, England, or any other place to which the Company may have transferred its principal office with notice to the Depositary.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, Attention: American Depositary Receipt Administration, or any other place to which the Depositary may have transferred its Corporate Trust Office with notice to the Company.

Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for Receipts of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effective at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post-office letter box. The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

SECTION 7.06 Submission to Jurisdiction; Appointment of Agent for Service of Process.

The Company hereby (i) irrevocably designates and appoints CT Corporation System, 28 Liberty Street, New York, New York 10005, as the Company’s authorized agent in the United States upon which process may be served in any suit or proceeding arising out of or relating to the Preference Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, (ii) consents and submits to the jurisdiction of any state or federal court in the State of New York in which any such suit or proceeding may be instituted, and (iii) agrees that service of process upon said authorized agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company agrees to deliver, upon the execution and delivery of this Deposit Agreement, a written acceptance by such agent of its appointment as such agent. The Company further agrees to take any and all action, including the filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect for so long as any American Depositary Shares or Receipts remain outstanding or this Agreement remains in force. In the event the Company fails to continue such designation and appointment in full force and effect, the Company hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed ten (10) days after the same shall have been so mailed.

SECTION 7.07 Governing Law.

This Deposit Agreement and the Receipts shall be interpreted in accordance with, and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York.

SECTION 7.08 Waiver of Immunities.

To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Preference Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, the Company, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

IN WITNESS WHEREOF, LLOYDS BANKING GROUP plc and THE BANK OF NEW YORK MELLON have duly executed this Deposit Agreement as of the day and year first set forth above and all Owners and Beneficial Owners shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof or any interest therein.

LLOYDS BANKING GROUP plc

By:	/s/ William Chalmers
	Name:	William Chalmers
	Title:	Chief Financial Officer

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Depositary

By:	/s/ Robert W. Goad
	Name:	Robert W. Goad
	Title:	Managing Director

Annex I

Certification and Agreement of Certain Acquirers of

Receipts Upon Deposit of Preference Shares Pursuant to

Section 2.02 of the Amended and Restated Regulation S Deposit Agreement

We refer to the Amended and Restated Regulation S Deposit Agreement dated as of February 18, 2020 (the “Deposit Agreement”) among LLOYDS BANKING GROUP plc (the “Company”), THE BANK OF NEW YORK MELLON, as Depositary, and Owners and Beneficial Owners of Regulation S American Depositary Receipts (the “Receipts”) issued thereunder. Capitalized terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

l.       This certification and agreement is furnished in connection with the deposit of Preference Shares and issuance of American Depositary Shares to be evidenced by one or more Receipts pursuant to Section 2.02 of the Deposit Agreement.

2.       We acknowledge (or if we are a broker-dealer, our customer has confirmed to us that it acknowledges) that the Receipts, the American Depositary Shares evidenced thereby and the Preference Shares represented thereby have not been and will not be registered under the Securities Act (the “Act”).

3.       We certify that either:

A.	We are, or at the time the Preference Shares are deposited and at the time the Receipts are issued will be, the beneficial owner of the Preference Shares and of the American Depositary Shares evidenced by such Receipt or Receipts, and (i) we are not a U.S. person (as defined in Regulation S under the Act) and we are located outside the United States (within the meaning of Regulation S) and acquired, or have agreed to acquire and will have acquired, the Preference Shares to be deposited outside the United States, (ii) we are not an affiliate of the Company or a person acting on behalf of such an affiliate, and (iii) we are not in the business of buying and selling securities or, if we are in such business, we did not acquire the securities to be deposited from the Company or any affiliate thereof in the initial distribution of the American Depositary Shares and Preference Shares.

OR

B.	We are a broker-dealer acting on behalf of our customer; our customer has confirmed to us that it is, or at the time the Preference Shares are deposited and at the time the Receipt or Receipts are issued will be, the beneficial owner of the Preference Shares and of the American Depositary Shares evidenced by such Receipt or Receipts, and (i) it is not a U.S. person (as defined in Regulation S under the Act) and it is located outside the United States (within the meaning of Regulation S and acquired, or have agreed to acquire and will have acquired, the Preference Shares to be deposited outside the United States, (ii) it is not an affiliate of the Company or a person acting on behalf of such an affiliate, and (iii) it is not in the business of buying and selling securities or, if it is in such business, it did not acquire the securities to be deposited from the Company or any affiliate thereof in the initial distribution of American Depositary Shares and Preference Shares.

4.       We agree (or if we are a broker-dealer, our customer has confirmed to us that it agrees) that prior to expiration of 40 days after the later of the commencement of the offering of American Depositary Shares on behalf of the Company and the related closing (the “restricted period”), we (or it) will not offer, sell, pledge or otherwise transfer such Receipts, the American Depositary Shares evidenced thereby or the Preference Shares represented thereby except (a) to a person whom we reasonably believe (or it and anyone acting on its behalf reasonably believes) is a qualified institutional buyer within the meaning of Rule 144A under the Act in a transaction meeting the requirements of Rule 144A, or (b) in accordance with Regulation S under the Act, in either case in accordance with any applicable securities laws of any state of the United States. We further agree (or if we are a broker-dealer, our customer has confirmed to us that it agrees) that if we sell or otherwise transfer (or it sells or otherwise transfers) the American Depositary Shares evidenced by the Receipt or Receipts referred to above or the Preference Shares represented thereby in accordance with clause (a) above prior to the expiration of the restricted period, we (or our customer) will, prior to settlement of such sale, cause such Preference Shares to be withdrawn in accordance with the terms and conditions of the Deposit Agreement and we (or our customer) will cause instructions to be given to the Depositary to deliver such Preference Shares to the custodian under the Rule 144A Deposit Agreement for deposit thereunder and issuance of a Rule 144A American Depositary Receipt evidencing Rule 144A American Depositary Shares upon receipt of the proper certification on behalf of the purchaser and otherwise in accordance with the terms and conditions of such Rule 144A Deposit Agreement.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:
Title:

Dated:

Annex II

Certification and Agreement of Persons Receiving

Deposited Securities Upon Withdrawal

Pursuant to Section 2.05 of

the Amended and Restated Regulation S Deposit Agreement

We refer to the Amended and Restated Regulation S Deposit Agreement dated as of February 18, 2020 (the “Deposit Agreement”) among LLOYDS BANKING GROUP plc (the “Company”), THE BANK OF NEW YORK MELLON, as Depositary thereunder, and Owners and Beneficial Owners of Regulation S American Depositary Receipts (the “Receipts”) issued thereunder. Capitalized terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

1.       We are surrendering a Receipt or Receipts in accordance with the terms of the Deposit Agreement for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt or Receipts (the “Preference Shares”) pursuant to Section 2.05 of the Deposit Agreement.

2.       We acknowledge (or if we are a broker-dealer, our customer has confirmed to us that it acknowledges) that the Receipts, the American Depositary Shares evidenced thereby and the securities represented thereby have not been and will not be registered under the Securities Act (the “Act”).

3.       We certify that either:

(a)       We are located outside the United States (within the meaning of Regulation S under the Act), and either:

(i)       we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Receipts or the Preference Shares in accordance with Regulation S under the Act, and we are, or prior to such sale or other transfer we were, the beneficial owner of the Receipts, or

(ii)       we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred the Receipts or the Preference Shares to a qualified institutional buyer (as defined in Rule 144A under the Act) in accordance with Rule 144A, and, accordingly, we are separately giving instructions to the Depositary to deliver the Preference Shares to the custodian under the Rule 144A Deposit Agreement for deposit thereunder and issuance of a Rule 144A American Depositary Receipt evidencing Rule 144A American Depositary Shares upon receipt of the proper certification on behalf of the purchaser and otherwise in accordance with the terms and conditions of such Rule 144A Deposit Agreement, and we are, or prior to such sale or other transfer we were, the beneficial owner of the Receipts, or

(iii)       we will be the beneficial owner of the Preference Shares upon withdrawal, and, accordingly, we agree that, prior to the expiration of 40 days after the later of the commencement of the offering of American Depositary Shares and Preference Shares on behalf of the Company and the related closing, we will not offer, sell, pledge or otherwise transfer the Preference Shares except (A) to a person whom we (and anyone acting on our behalf) reasonably believe is a qualified institutional buyer within the meaning of Rule 144A under the Act in a transaction meeting the requirements of Rule 144A, or (B) in accordance with Regulation S under the Act.

OR

(b)       We are a qualified institutional buyer (as defined in Rule 144A under the Act) acting for our own account or for the account of one or more qualified institutional buyers; we have agreed to acquire (or it has agreed to acquire), the Receipts or the Preference Shares in a transaction which we understand is being made in reliance upon Rule 144A, and, accordingly, we (or it) are separately taking all action necessary to cause the Preference Shares being withdrawn to be deposited under the Rule 144A Deposit Agreement for issuance of a Rule 144A Global Depositary Receipt evidencing Rule 144A American Depositary Shares.

4.       If we are a broker-dealer, we further certify that we are acting for the account of our customer and that our customer has confirmed the accuracy of the representations contained in paragraph 3 hereof that are applicable to it and, if paragraph 3(a)(iii) is applicable to our customer, has confirmed that it will comply with the agreements set forth in paragraph 3(a)(iii).

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:
Title:

Dated:

EXHIBIT A

No.
REGULATION S AMERICAN
DEPOSITARY SHARES

(Each Regulation S American Depositary Share represents 100 deposited Preference Shares)

SOLELY FOR PURPOSES OF TRADING AND SETTLEMENT, THE REGULATION S AMERICAN DEPOSITARY SHARES MAY BE DEEMED TO HAVE A PRINCIPAL AMOUNT OF $100,000 PER REGULATION S AMERICAN DEPOSITARY SHARE.

THE REGULATION S AMERICAN DEPOSITARY SHARES EVIDENCED HEREBY AND THE PREFERENCE SHARES REPRESENTED THEREBY (THE “PREFERENCE SHARES”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES, AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (DEFINED AS 40 DAYS AFTER THE LATER OF (I) THE COMMENCEMENT OF THE OFFERING OF REGULATION S AMERICAN DEPOSITARY SHARES AND PREFERENCE SHARES AND (II) THE RELATED CLOSING) EXCEPT (1) IN AN OFFSHORE TRANSACTION PURSUANT TO AND IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT OR (2) TO A PERSON WHOM THE SELLER AND ANY PERSON ACTING ON ITS BEHALF REASONABLY BELIEVE IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS; PROVIDED, THAT IN CONNECTION WITH ANY TRANSFER UNDER (2) ABOVE, THE TRANSFEROR SHALL, PRIOR TO THE SETTLEMENT OF SUCH SALE, WITHDRAW THE PREFERENCE SHARES IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AMENDED AND RESTATED REGULATION S DEPOSIT AGREEMENT AND INSTRUCT THAT SUCH PREFERENCE SHARES BE DELIVERED TO THE CUSTODIAN UNDER THE RULE 144A DEPOSIT AGREEMENT FOR ISSUANCE IN ACCORDANCE WITH THE TERMS AND CONDITIONS THEREOF, OF RULE 144A AMERICAN

DEPOSITARY SHARES TO OR FOR THE ACCOUNT OF SUCH QUALIFIED INSTITUTIONAL BUYER.

UPON THE EXPIRATION OF THE RESTRICTED PERIOD, THE REGULATION S AMERICAN DEPOSITARY SHARES EVIDENCED HEREBY AND THE DEPOSITED SECURITIES REPRESENTED THEREBY SHALL NO LONGER BE SUBJECT TO THE RESTRICTIONS ON TRANSFER PROVIDED IN THIS LEGEND IF, AT THE TIME OF SUCH EXPIRATION, THE OFFER AND SALE OF THE REGULATION S AMERICAN DEPOSITARY SHARES EVIDENCED HEREBY AND THE DEPOSITED SECURITIES REPRESENTED THEREBY BY THE HOLDER THEREOF IN THE UNITED STATES WOULD NOT BE RESTRICTED UNDER THE SECURITIES LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Depositary or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.

THE BANK OF NEW YORK MELLON

REGULATION S AMERICAN DEPOSITARY RECEIPT

FOR NON-CUMULATIVE DOLLAR PREFERENCE SHARES

OF

LLOYDS BANKING GROUP PLC

(INCORPORATED UNDER THE LAWS OF SCOTLAND)

The Bank of New York Mellon, as depositary (herein called the Depositary), hereby certifies that _____________________________________________________________,

or registered assigns IS THE OWNER OF_______________________________________

REGULATION S AMERICAN DEPOSITARY SHARES

representing deposited non-cumulative dollar preference shares (herein called Preference Shares) of Lloyds Banking Group plc, incorporated under the laws of Scotland (herein called the Company). At the date hereof, each American Depositary Share represents 100 Preference Shares deposited or subject to deposit under the Deposit Agreement (as such term is hereinafter defined) at The Bank of New York Mellon, acting through an office located in the United Kingdom (herein called the Custodian). The Depositary’s Corporate Trust Office and its principal executive office are located at 240 Greenwich Street, New York, N.Y. 10286.

THE DEPOSITARY’S CORPORATE TRUST OFFICE ADDRESS IS

240 GREENWICH STREET, NEW YORK, N.Y. 10286

1.       THE DEPOSIT AGREEMENT.

This Regulation S American Depositary Receipt is one of an issue (herein called Receipts), all issued and to be issued upon the terms and conditions set forth in the Amended and Restated Regulation S Deposit Agreement, dated as of February 18, 2020, as the same may be amended from time to time in accordance with its terms (the “Deposit Agreement”), by and among the Company, the Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Shares issued thereunder, each of whom by accepting American Depositary Shares or any interest therein agrees to become a party thereto and become bound by all the terms and conditions thereof. The Deposit Agreement sets forth the rights of Owners and Beneficial Owners of the Receipts and the rights and duties of the Depositary in respect of the Preference Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Preference Shares and held thereunder (such Preference Shares, securities, property, and cash are herein called Deposited Securities). Copies of the Deposit Agreement are on file at the Depositary’s Corporate Trust Office in New York City and at the office of the Custodian.

The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made. Capitalized terms defined in the Deposit Agreement and not defined herein shall have the meanings set forth in the Deposit Agreement.

2.       SURRENDER OF RECEIPTS AND WITHDRAWAL OF PREFERENCE SHARES.

Upon surrender at the Corporate Trust Office of the Depositary of this Receipt, and upon payment of the fee of the Depositary provided in this Receipt, and subject to the terms and conditions of the Deposit Agreement, the articles of association of the Company and the terms of the Deposited Securities, the Owner hereof is entitled to delivery, to him or upon his order, of the Deposited Securities at the time represented by the American Depositary Shares for which this Receipt is issued. Delivery of such Deposited Securities may be made by the delivery of (a) certificates in the name of the Owner hereof or as ordered by him or certificates properly endorsed or accompanied by proper instruments of transfer and (b) any other securities, property and cash to which such Owner is then entitled in respect of this Receipt. Such delivery will be made at the option of the Owner hereof, either at the office of the Custodian or at the Corporate Trust Office of the Depositary, provided that the forwarding of certificates for Preference Shares or other Deposited Securities for such delivery at the Corporate Trust Office of the Depositary shall be at the risk and expense of the Owner hereof.

Notwithstanding the foregoing, during the Restricted Period, no Deposited Securities may be withdrawn upon surrender of a Receipt unless at or prior to the time of surrender the Depositary has received a duly executed and completed written certificate and agreement, in substantially the form of Annex II to the Deposit Agreement, by or on behalf of the person surrendering such Receipt who after such withdrawal will be the beneficial owner of such Deposited Securities.

Prior to the expiration of the Restricted Period, no Owner may transfer American Depositary Shares or Preference Shares represented thereby to, or for the account of, a qualified institutional buyer as defined in Rule 144A (“QIB”) unless such Owner (i) withdraws such Preference Shares in accordance with Section 2.05 of the Deposit Agreement and (ii) instructs the Depositary to deliver the Preference Shares so withdrawn to the account of the custodian under the Rule 144A Deposit Agreement for issuance thereunder of Rule 144A GDSs to or for the account of such QIB. Issuance of such Rule 144A GDSs shall be subject to the terms and conditions of the Rule 144A Deposit Agreement including with respect to the deposit of Preference Shares and the issuance of Rule 144A GDSs, including delivery of the duly executed and completed written certificate and agreement required under Section 2.02 of the Rule 144A Deposit Agreement, by or on behalf of the person who will be the beneficial owner of such Rule 144A GDRs, representing that such person is a QIB and agreeing that it will comply with the restrictions on transfer set forth in the Rule 144A Deposit Agreement and to payment of the fees, charges and taxes provided therein.

3.       TRANSFERS, SPLIT-UPS, AND COMBINATIONS OF RECEIPTS.

The transfer of this Receipt is registrable on the books of the Depositary at its Corporate Trust Office by the Owner hereof in person or by a duly authorized attorney, upon surrender of this Receipt properly endorsed for transfer or accompanied by proper instruments of transfer and funds sufficient to pay any applicable transfer taxes and the expenses of the Depositary and upon compliance with such regulations, if any, as the Depositary may establish for such purpose. This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered. As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, the Custodian, or Registrar may require payment from the depositor of the Preference Shares or the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Preference Shares being deposited or withdrawn) and payment of any applicable fees as provided in this Receipt, may require the production of proof satisfactory to it as to the identity and genuineness of any signature, may require delivery of such certifications as the Company may from time to time specify in writing to the Depositary to assure the Company of compliance with the Securities Act and the rules and regulations thereunder and may also require compliance with any regulations the Depositary may establish consistent with the provisions of the Deposit Agreement or this Receipt, including, without limitation, this Article 3.

The delivery of Receipts against deposit of Preference Shares generally or against deposit of particular Preference Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement or this Receipt or provisions governing the Deposited Securities, or for any other reason.

After the expiration of the Restricted Period or any other applicable restricted period in the case of a subsequent issuance of American Depositary Shares, the Depositary shall not knowingly accept for deposit under the Deposit Agreement any Preference Shares that would be required to be registered under the provisions of the Securities Act for the public offer and sale thereof in the United States, unless a registration statement is in effect as to such Preference Shares for such offer and sale.

Without limiting the foregoing, Preference Shares that the Depositary believes have been withdrawn from a restricted depositary receipt facility established or maintained by a depositary bank (including any such other facility maintained by the Depositary) may be accepted for deposit under the Deposit Agreement only if those Preference Shares are not “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and the Depositary may, as a condition of accepting those Preference Shares for deposit, require the person depositing those Preference Shares to provide the Depositary with a certificate to the foregoing effect.

Notwithstanding anything to the contrary in the Deposit Agreement or the Receipts, at and after the Effective Time, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended, subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Preference Shares in connection with voting at a shareholders’ meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.

4.       LIABILITY OF OWNER OR BENEFICIAL OWNER FOR TAXES.

If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented hereby, such tax or other governmental charge shall be payable by the Owner or Beneficial Owner hereof to the Depositary. The Depositary may refuse to effect any transfer of this Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner or Beneficial Owner hereof any part or all of the Deposited Securities represented by the American Depositary

Shares evidenced by this Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner or Beneficial Owner hereof shall remain liable for any deficiency.

5.       WARRANTIES ON DEPOSIT OF PREFERENCE SHARES.

Every person depositing Preference Shares under the Deposit Agreement shall be deemed thereby to represent and warrant, in addition to the matters covered by the certification and agreement required under Section 2.02 of the Deposit Agreement, that such Preference Shares and each certificate therefor, if applicable, are validly issued, fully paid, non-assessable, and were not issued in violation of any preemptive or similar rights of the holders of outstanding Preference Shares and that the person making such deposit is duly authorized so to do. Every such person shall also be deemed to represent and warrant that, except with respect to the initial deposit and any deposit permitted hereunder pursuant to Section 4.03, 4.04 or 4.08, such person is not and shall not become at any time while such person holds Receipts or any beneficial interest therein an affiliate of the Company. In addition, every person depositing Preference Shares, taking delivery of or transferring Receipts, or surrendering Receipts and withdrawing Preference Shares under the Deposit Agreement shall also be deemed thereby (a) prior to the Effective Time, to (1) have made the representations and warranties required pursuant to Section 2.02 of the Deposit Agreement, (2) acknowledge and agree that the American Depositary Shares evidenced thereby and the Preference Shares represented thereby have not been registered under the Securities Act and, during the Restricted Period, may not be offered, sold, pledged or otherwise transferred except (i) outside the United States in accordance with Rule 903 or 904 of Regulation S or (ii) to a person whom the seller reasonably believes is a qualified institutional buyer (“QIB”) as defined in Rule 144A in a transaction meeting the requirements of Rule 144A, in each case in accordance with any applicable securities laws of any State of the United States; provided that in connection with any transfer during the Restricted Period under (ii) above, the transferor shall withdraw the Preference Shares or other Deposited Securities in accordance with the terms and conditions of the Deposit Agreement and instruct that such Preference Shares be delivered to the custodian under the Rule 144A Deposit Agreement for issuance, in accordance with the terms and conditions thereof, of Rule 144A GDSs to or for the account of such QIB, and (3) acknowledge and agree that there can be no assurance that a registration statement under the Securities Act relating to the American Depositary Shares will be filed or, if filed, will be declared effective under the Securities Act by the Commission, and that there can be no assurance as to the timing of the filing of any such registration statement or the timing of the effectiveness thereof under the Securities Act, or (b) at or after the Effective Time, to represent and warrant that such Preference Shares are not, and American Depositary Shares representing such Preference Shares would not be, Restricted Securities. All representations, warranties, acknowledgements and agreements required by Section 3.03 of the Deposit Agreement shall service the deposit of Preference Shares and delivery of Receipts.

6.       FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

Any person presenting Preference Shares for deposit or any Owner or Beneficial Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, legal or beneficial ownership of American Depositary Shares or other securities, compliance with all applicable laws or regulations and the terms of the Deposit Agreement, or such information relating to the registration on the books of the Company or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company may reasonably request by written request to the Depositary. The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made. No Preference Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by any governmental body in the United Kingdom that is then performing the function of the regulation of currency exchange.

7.       CHARGES OF DEPOSITARY.

The Company agrees to pay the fees, reasonable expenses and out-of pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time. The Depositary shall present its statement for such charges and expenses to the Company once every three months. The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Preference Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03 of the Deposit Agreement), or by Owners, as applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Preference Shares generally on the share register of the Company or Foreign Registrar and applicable to transfers of Preference Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the terms of the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05 of the Deposit Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.03, 4.03 or 4.04 of the Deposit Agreement and the surrender of Receipts pursuant to Section 2.05 or 6.02 of the Deposit Agreement, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to Sections 4.01 through 4.04 of the Deposit Agreement, (7) a fee for the distribution of securities pursuant to Section 4.02 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Preference Shares), but which securities are instead distributed by the Depositary to Owners, (8) a fee of $.02 or less per American Depositary Share (or portion thereof) for depositary services, which will accrue on the last day of each calendar year and will be payable as provided in clause 9 below; provided, however, that no fee will be assessed under this clause 8 to the extent that a fee of $.02 was charged pursuant to clause 6 above during that calendar year and (9) any other charges payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Preference Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 of the Deposit Agreement and shall be collected at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary may own and deal in any class of securities of the Company and its affiliates and in Receipts.

8.       DISCLOSURE OF INTERESTS.

To the extent that the provisions of or governing any Deposited Securities including, without limitation, the provisions of the Company’s Articles of Association as in effect from time to time and resolutions and regulations of the Company’s Board of Directors adopted in compliance with such Articles of Association or any applicable laws or regulations in the United Kingdom, the United States or any other country, may require the disclosure of beneficial or other ownership of Deposited Securities, other Shares and other securities of the Company and may provide for blocking transfer and voting or other rights to enforce such disclosure or limit such ownership, the Depositary shall use its reasonable efforts to comply, to the extent permitted by applicable law, with the Company’s reasonable written instructions in respect of any such disclosure, enforcement or limitation. Owners and Beneficial Owners shall comply with all such disclosure requirements and enforcement and ownership limitations and shall cooperate with the Depositary and the Depositary’s compliance with such Company instructions in respect thereof.

9.       TITLE TO RECEIPTS.

It is a condition of this Receipt and every successive Owner and Beneficial Owner of this Receipt by accepting or holding the same consents and agrees, that title to this Receipt when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York; provided, however, that the Depositary and the Company, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement or for all other purposes.

10.       VALIDITY OF RECEIPT.

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual signature of a duly authorized officer of the Registrar.

11.       AVAILABLE INFORMATION; INSPECTION OF TRANSFER BOOKS.

If, at any time prior to the expiration of the Restricted Period, the Company is neither a reporting company under Section 13 or 15(d) of the Securities Exchange Act nor exempt from the reporting requirements of the Securities Exchange Act by reason of Rule 12g3-2(b) thereunder, the Company will provide, at its expense, to any Owner or Beneficial Owner or any holder of Preference Shares, and to any prospective purchaser of American Depositary Shares or Preference Shares designated by such person, upon request of such Owner, Beneficial Owner, holder or prospective purchaser, the information required by Rule 144A(d)(4)(i) and otherwise comply with Rule 144A(d)(4). If at any time the Company is neither subject to Section 13 or 15(d) of the Securities Exchange Act nor exempt pursuant to Rule 12g3-2(b) under the Securities Exchange Act (as determined by the Office of International Corporate Finance of the Commission), the Company shall immediately so notify the Depositary, and the Depositary may so notify the Owners in writing at the Company’s expense.

The Company hereby authorizes the Depositary to deliver such information as is furnished by the Company to the Depositary during any period in which the Company informs the Depositary it is subject to the information delivery requirements of Rule 144A(d)(4) to any such Owner, Beneficial Owner, holder of Preference Shares or prospective purchaser at the request of such person. The Company agrees to reimburse the Depositary for its reasonable expenses in connection with such deliveries and to provide the Depositary with such information in such quantities as the Depositary may from time to time reasonably request.

The Company currently furnishes the Securities and Exchange Commission (hereinafter called the “Commission”) with certain public reports and documents required by foreign law or otherwise under Rule 12g3-2(b) under the Securities Exchange Act of 1934. Such reports and documents will be available for inspection and copying by Owners and Beneficial Owners at the public reference facilities maintained by the Commission located at 100 F Street, N.E., Washington, D.C. 20549.

The Depositary will make available for inspection by Owners of Receipts at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company. The Depositary will also send to Owners of Receipts copies of such reports when furnished by the Company pursuant to the Deposit Agreement. Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Company shall be furnished in English to the extent such materials are required to be translated into English pursuant to any regulations of the Commission.

The Depositary will keep books, at its Corporate Trust Office, for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners of Receipts provided that such inspection shall not be for the purpose of communicating with Owners of Receipts in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts.

12.       DIVIDENDS AND DISTRIBUTIONS.

Whenever the Depositary receives any cash dividend or other cash distribution on any Deposited Securities, the Depositary will, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be converted on a reasonable basis into United States dollars transferable to the United States, and subject to the Deposit Agreement, as promptly as practicable, convert such dividend or distribution into dollars and will distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement) to the Owners of Receipts entitled thereto; provided, however, that in the event that the Company or the Depositary is required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owners of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.

Subject to the provisions of Sections 4.11 and 5.09 of the Deposit Agreement, whenever the Depositary receives any distribution other than a distribution described in Section 4.01, 4.03 or 4.04 of the Deposit Agreement, the Depositary will, after Consultation with the Company, as promptly as practicable, cause the securities or property received by it to be distributed to the Owners entitled thereto, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners of Receipts entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may, after Consultation with the Company, as promptly as practicable, adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement) will be distributed by the Depositary to the Owners of Receipts entitled thereto all in the manner and subject to the conditions described in Section 4.01 of the Deposit Agreement. The Depositary may withhold any distribution of Securities under Section 4.02 of the Deposit Agreement if it has not received satisfactory assurances from the Company that the distribution does not require registration under the Securities Act. To the extent that such securities or property or the net proceeds thereof are not effectively distributed to Owners as provided in Section 4.02 of the Deposit Agreement, the same shall constitute Deposited Securities and each American Depositary Share shall thereafter also represent its proportionate interest in such securities, property or net proceeds.

If any distribution consists of a dividend in, or free distribution of, Preference Shares, the Depositary may, after Consultation with the Company, and shall, if the Company shall so request in writing, distribute to the Owners of outstanding Receipts entitled thereto, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Preference Shares received as such dividend or free distribution subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Preference Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement. Prior to the Effective Time, each beneficial owner of Receipts so distributed will be deemed to have acknowledged that the American Depositary Shares and the Preference Shares have not been registered under the Securities Act and to have agreed to comply with any applicable restrictions on transfer set forth on the face of those Receipts. In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary will use its reasonable efforts to sell the amount of Preference Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.01 of the Deposit Agreement. If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Preference Shares distributed upon the Deposited Securities represented thereby.

In the event that the Depositary determines that any distribution in property (including Preference Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Preference Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges, and the Depositary shall distribute the net proceeds of any such sale after deductions of such taxes or charges to the Owners of Receipts entitled thereto.

Services for Owners and Beneficial Owners that may permit them to obtain reduced rates of tax withholding at source or reclaim excess tax withheld, and the fees and costs associated with using services of that kind, are not provided under, and are outside the scope of, the Deposit Agreement.

13.       RIGHTS.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Preference Shares or any rights of any other nature, the Depositary, after consultation with the Company, shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse. If at the time of the offering of any rights the Depositary reasonably determines, after consultation with the Company, that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems reasonably appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Preference Shares to be received upon the exercise of the rights, and upon payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Preference Shares, and the Company shall cause the Preference Shares so purchased to be delivered to the

Depositary on behalf of such Owner. As agent for such Owner, the Depositary will cause the Preference Shares so purchased to be deposited pursuant to Section 2.02 of the Deposit Agreement, and shall, pursuant to Section 2.03 of the Deposit Agreement, execute and deliver Receipts to such Owner. In the case of a distribution pursuant to the second paragraph of Section 4.04 of the Deposit Agreement, such Receipts shall be legended in accordance with applicable U.S. laws and shall be subject to the appropriate restrictions on sale, deposit, cancellation and transfer under such laws.

If the Depositary reasonably determines that it is not lawful and feasible to make such rights available to all or certain Owners, it may, and at the written request of the Company, shall offer to sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise. Those proceeds shall be distributed in accordance with Section 4.01 of the Deposit Agreement.

The Depositary will not offer rights to Owners unless the offering and sale of both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act with respect to a distribution to all Owners or are registered under the provisions of such Act; provided, that nothing in the Deposit Agreement shall create any obligation on the part of the Company to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective. If an Owner of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under the Securities Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

Neither the Depositary nor the Company shall be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

14.       CONVERSION OF FOREIGN CURRENCY.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into

Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants or instruments upon surrender thereof for cancellation. Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09 of the Deposit Agreement.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary or the Custodian shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

The Depositary may convert currency itself or through any of its affiliates and, in those cases, acts as principal for its own account and not as agent, advisor, broker or fiduciary on behalf of any other person and earns revenue, including, without limitation, transaction spreads, that it will retain for its own account. The revenue is based on, among other things, the difference between the exchange rate assigned to the currency conversion made under the Deposit Agreement and the rate that the Depositary or its affiliate receives when buying or selling foreign currency for its own account. The Depositary makes no representation that the exchange rate used or obtained in any currency conversion under the Deposit Agreement will be the most favorable rate that could be obtained at the time or that the method by which that rate will be determined will be the most favorable to Owners, subject to the Depositary’s obligations under Section 5.03 of the Deposit Agreement. The methodology used to determine exchange rates used in currency conversions is available upon request.

15.       RECORD DATES.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Preference Shares or other Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Preference Shares that are represented by each American Depositary Share, or whenever the Depositary shall find it necessary or convenient, the Depositary shall fix a record date (which shall be as near as practicable to any corresponding record date set by the Company) (a) for the determination of the Owners of Receipts who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof, (ii) entitled to give instructions for the exercise of voting rights at any such meeting or (iii) responsible for any fees or charges assessed by the Depositary pursuant to the Deposit Agreement, or (b) on or after which each American Depositary Share will represent the changed number of Preference Shares, subject to the provisions of the Deposit Agreement.

16.       VOTING OF DEPOSITED SECURITIES.

The Company shall request the Depositary in writing to act under Section 4.07 of the Deposit Agreement in respect of each meeting of holders of Preference Shares at which holders of Preference Shares have a right to vote. Upon receipt of that request and a notice of that meeting, the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice, the form of which notice shall be in the sole discretion of the Depositary, which shall contain (a) such information as is contained in the notice of meeting provided by the Company, (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of Scottish law and of the Articles of Association of the Company, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Preference Shares represented by their respective American Depositary Shares and (c) a statement as to the manner in which such instructions may be given. Upon the written request of an Owner on such record date, received on or before the date established by the Depositary for such purpose (the “Instruction Date”), the Depositary shall endeavor, in so far as practicable, to vote or cause to be voted the amount of Preference Shares represented by the American Depositary Shares evidenced by such Receipt in accordance with the instructions set forth in such request. The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Preference Shares other than in accordance with instructions received from Owners.

In order to give Owners a reasonable opportunity to instruct the Depositary as to the exercise of voting rights relating to Deposited Securities, if the Company requests the Depositary to act under the first sentence of Section 4.07 of the Deposit Agreement, the Company shall give the Depositary notice of the meeting or solicitation not less than 40 days prior to the meeting date or date for giving proxies or consents. There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the preceding paragraph sufficiently prior to the Instruction Date to ensure that the Depositary will vote the Preference Shares or other Deposited Securities in accordance with the provisions of Section 4.07 of the Deposit Agreement.

17.       CHANGES AFFECTING DEPOSITED SECURITIES.

In circumstances where the provisions of Section 4.03 of the Deposit Agreement do not apply, upon any change in nominal value, change in par value, splitup, consolidation, or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation, or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence. In any such case the Depositary may execute and deliver additional Receipts as in the case of a dividend in Preference Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

18.       LIABILITY OF THE COMPANY AND DEPOSITARY.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or Beneficial Owner if, by reason of any provision of any present or future law or regulation of the United States or any other country, or of any other governmental or regulatory authority, or by reason of any provision, present or future, of the Articles of Association of the Company, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Company shall be prevented, delayed or forbidden from or be subject to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of the Deposit Agreement or Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner or Beneficial Owner of a Receipt (i) by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement, (iii) for the inability of any Owner or Beneficial Owner to benefit from any distribution, offering, right or other benefit that is made available to holders of Deposited Securities but is not, under the terms of the Deposit Agreement, made available to Owners or Beneficial Owners or (iv) for any special, consequential or punitive damages for any breach of the terms of the Deposit Agreement. Where, by the terms of a distribution pursuant to Section 4.01, 4.02 or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of the Deposit Agreement, such distribution or offering may not be made available to Owners of Receipts, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary, after Consultation with the Company, shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse. Neither the Company nor the Depositary assumes any obligation or shall be subject to any liability under the Deposit Agreement to Owners or Beneficial Owners of Receipts, except that they agree to perform their obligations specifically set forth in the Deposit Agreement without negligence or bad faith. The Depositary shall not be subject to any liability with respect to the validity or worth of the Deposited Securities. Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts on behalf of any Owner, Beneficial Owner or other person. Neither the Depositary nor the Company shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Preference Shares for deposit, any Owner or Beneficial Owner of a Receipt, or any other person believed by it in good faith to be competent to give such advice or information. Each of the Company and the Depositary may rely and shall be protected in relying upon any written notice, request, direction or other document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties. The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith. The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with a matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises, the Depositary performed its obligations without negligence or bad faith while it acted as Depositary. No disclaimer of liability under the United States federal securities laws is intended by any provision of the Deposit Agreement.

19.       RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF SUCCESSOR CUSTODIAN.

The Depositary may at any time resign as Depositary by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement. The Depositary may at any time be removed by the Company by 90 days’ prior written notice of such removal, to become effective upon the later of (i) the 90th day after delivery of the notice to the Depositary or (ii) the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement. Whenever the Depositary in its discretion determines that it is in the best interest of the Owners of Receipts to do so, it may appoint a substitute or additional Custodian.

20.       AMENDMENT.

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Owners or Beneficial Owners in any respect which they may deem necessary or desirable. Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees and cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding Receipts. Every Owner and Beneficial Owner of a Receipt at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt or any interest therein, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby except in order to comply with mandatory provisions of applicable law.

21.       TERMINATION OF DEPOSIT AGREEMENT.

The Depositary at any time at the direction of the Company, shall terminate the Deposit Agreement by mailing notice of termination to the Owners of all Receipts then outstanding at least 90 days prior to the date fixed in such notice for such termination. The Depositary may likewise terminate the Deposit Agreement by mailing notice of termination to the Company and the Owners of all Receipts then outstanding if at least 60 days have passed since the Depositary delivered to the Company a written notice of its election to resign and a successor depositary has not been appointed and accepted its appointment as provided in the Deposit Agreement. On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05 of the Deposit Agreement, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt. If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in the Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges). At any time after the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges) and except for its obligations to the Company, its directors, employees, agents and affiliates under Section 5.08 of the Deposit Agreement. Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary with respect to indemnification, charges, and expenses.

22.       SUBMISSION TO JURISDICTION.

In the Deposit Agreement, the Company has (i) appointed CT Corporation System, 28 Liberty Street, New York, New York 10005, as the Company’s authorized agent in the United States upon which process may be served in any suit or proceeding arising out of or relating to the Preference Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Agreement, (ii) consented and submitted to the jurisdiction of any state or federal court in the State of New York in which any such suit or proceeding may be instituted, and (iii) agreed that service of process upon said authorized agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.

23.       WAIVER OF IMMUNITIES.

To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Preference Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, the Company, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

24.       ISSUANCE IN SERIES.

If the Company issues Preference Shares in more than one class or series or that otherwise entitle their holders to rights that vary from the rights to which other Preference Shares entitle their holders, the following provisions shall apply, notwithstanding anything to the contrary in the Deposit Agreement:

(a)       The word “Series,” when used with respect to Preference Shares, shall mean all outstanding Preference Shares that entitle their holders to identical rights with respect to those Preference Shares, regardless of the title or any other designation that may be assigned to Preference Shares.

(b)       The Depositary shall direct the Custodian to hold Preference Shares of a Series deposited under the Deposit Agreement, and other Deposited Securities it receives in respect of those Preference Shares in a segregated account different from the account in which it holds Preference Shares of any other Series.

(c)       Preference Shares of each Series that are deposited under the Deposit Agreement shall be represented by a “Series” of American Depositary Shares separate from the American Depositary Shares representing Preference Shares of any other Series. The Depositary shall assign a designation to each Series of American Depositary Shares and shall reflect in its records the Series to which each American Depositary Share belongs. Each Series of American Depositary Shares shall be evidenced by a “Series” of Receipts separate from the Receipts evidencing American Depositary Shares of any other Series. Each Receipt shall be marked to indicate the designation of the Series of the American Depositary Shares evidenced by that Receipt and to identify the Series of Preference Shares those American Depositary Shares represent.

(d)       If the rights to which deposited Preference Shares of a Series entitle their holders are modified such that those rights become identical to the rights to which deposited Preference Shares of another Series entitle their holders, the Depositary shall cause the Custodian to combine the accounts in which the former separate Series of Preference Shares are held, the Series of American Depositary Shares representing those Preference Shares will automatically be combined into one Series of American Depositary Shares and the Depositary may take any action necessary or convenient to effect that combination. At any time after that combination, the Owners of Receipts affected by that combination will be entitled to surrender their Receipts to the Depositary and receive Receipts reflecting the designation of the American Depositary Shares owned by them as a result of that combination.

(e)       Owners and Beneficial Owners of American Depositary Shares of a Series shall be entitled to rights under the Deposit Agreement only with respect to deposited Preference Shares of the corresponding Series and other Deposited Securities received in respect of deposited Preference Shares of that Series.

25.       REDEMPTION OF DEPOSITED SECURITIES.

If the Depositary receives a notice that Deposited Securities are to be redeemed, the Depositary shall (i) call for surrender a corresponding number of American Depositary Shares, (ii) notify the Owners of those American Depositary Shares that the Deposited Securities underlying their American Depositary Shares will be surrendered for redemption and (iii) surrender Deposited Securities that have been redeemed to the issuer of those securities or its agent on the redemption date. Owners of American Depositary Shares affected by the redemption may surrender the Receipts evidencing those American Depositary Shares and receive delivery of money or other property the Depositary receives upon redemption of Deposited Securities as provided in Section 2.05 of the Deposit Agreement.

If the Depositary receives notice that less than all the Deposited Securities are to be redeemed, the Depositary shall determine in its discretion which American Depositary Shares to call for surrender in connection with that redemption. If the Depositary calls for surrender less than all the American Depositary Shares evidenced by a Receipt in connection with a redemption of Deposited Securities, the Depositary shall, upon surrender of that Receipt, deliver to the Owner a Receipt evidencing the amount of American Depositary Shares evidenced by the surrendered Receipt that were not called for surrender.

26.       UNCERTIFICATED AMERICAN DEPOSITARY SHARES; DIRECT REGISTRATION SYSTEM.

Notwithstanding anything to the contrary in the Deposit Agreement:

(a)       American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities. The form of Receipt annexed as Exhibit A to the Deposit Agreement summarizes the terms and conditions of, and will be the prospectus required under the Securities Act for, both certificated and uncertificated American Depositary Shares. Except for those provisions of the Deposit Agreement that by their nature do not apply to uncertificated American Depositary Shares, all the provisions of the Deposit Agreement shall apply, mutatis mutandis, to uncertificated American Depositary Shares as well as to certificated American Depositary Shares, and to Owners and Beneficial Owners of uncertificated American Depositary Shares as well as to Owners and Beneficial Owners of Receipts.

(b)       (i) The term “deliver”, or its noun form, when used with respect to Receipts, shall mean (A) book-entry transfer of American Depositary Shares to an account at The Depository Trust Company, or its successor (“DTC”), designated by the person entitled to such delivery, (B) registration of American Depositary Shares not evidenced by a Receipt on the books of the Depositary in the name requested by the person entitled to such delivery and mailing to that person of a statement confirming that registration or (C) if requested by the person entitled to such delivery, delivery at the Corporate Trust Office of the Depositary to the person entitled to such delivery of one or more Receipts evidencing American Depositary Shares registered in the name requested by that person.

(ii) The term “surrender”, when used with respect to Receipts, shall mean (A) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (B) delivery to the Depositary at its Corporate Trust Office of an instruction to surrender American Depositary Shares not evidenced by a Receipt or (C) surrender to the Depositary at its Corporate Trust Office of one or more Receipts evidencing American Depositary Shares.

(c)       American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of the State of New York.

(d)       The Depositary shall have a duty to register a transfer in the case of uncertificated American Depositary Shares, upon receipt from the Owner of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below). The Depositary, upon surrender of a Receipt for the purpose of exchanging it for uncertificated American Depositary Shares, shall cancel that Receipt and send the Owner a statement confirming that the Owner is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below) from the Owner of uncertificated American Depositary Shares for the purpose of exchanging them for certificated American Depositary Shares, shall execute and deliver to the Owner a Receipt evidencing the same number of certificated American Depositary Shares.

(e)       Upon satisfaction of the conditions for replacement of a Receipt that is mutilated, lost, destroyed or stolen, the Depositary shall deliver to the Owner the American Depositary Shares evidenced by that Receipt in uncertificated form unless otherwise requested by the Owner.

(f)       (i) The parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC. DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto. Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Owner of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(ii) In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting a registration of transfer and delivery as described in clause (i) above has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code). For the avoidance of doubt, the provisions of Sections 5.03 and 5.08 of the Deposit Agreement shall apply to the matters arising from the use of the DRS. The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with the Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary.

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